Supplement to the Current Prospectus

Effective immediately, the second and third paragraphs under the main heading "Description of Share Classes" are replaced in their entirety by the following:

Shareholders may be able to convert Class A shares to Class I or Class W shares of the fund, if they satisfy the eligibility requirements for the other class. Shareholders may also be able to convert Class I shares to Class A or Class W shares of the fund, if they satisfy the eligibility requirements for the other class, if any. Conversions to Class W shares may not be available if your account is not held through a financial intermediary of a fee-based wrap or transaction fee program that has entered into an agreement with MFD that permits it to offer Class W shares to clients of the fee-based wrap or transaction fee program. If your account is held through a financial intermediary of a fee-based wrap or transaction fee program, please contact your financial intermediary for the fee-based wrap or transaction fee program to determine if Class W shares are available to you and to learn about other rules that apply.

If a shareholder converts from one share class to another share class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day's net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.


                  The date of this supplement is June 1, 2009.